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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 21, 1996


                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                    0-20678                       68-0280528
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               (Identification No.)
 incorporation)


         2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA          95833
             (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code : (916) 648-3500


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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Item 5. Other Events

        The Registrant, whose second fiscal quarter ended August 31, 1996, filed a Form 12b-25 Notification of Late Filing on October 15, 1996 with respect to the Registrant's inability to timely file its Quarterly Report on Form 10-Q within the prescribed time period. The Registrant is not able to file its Quarterly Report on Form 10-Q for the quarterly period ended August 31, 1996 on October 21, 1996, as previously anticipated. The Registrant continues to work diligently to finalize such Quarterly Report, and will file such Quarterly Report as promptly as possible.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PHYSICIANS CLINICAL LABORATORY, INC.


                                        By: /s/ RICHARD M. BROOKS
                                            -------------------------
                                            Richard M. Brooks
                                            Senior Vice President and
                                              Chief Financial Officer


Dated: October 21, 1996